UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 27, 2017
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(a) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of Evolent Health, Inc. and Valence Health, Inc., excluding Cicerone Health Solutions, Inc., for the year ended December 31, 2016, is filed herewith as Exhibit 99.1.

(d) Exhibits

Exhibit
Number	Description
99.1	Unaudited pro forma condensed combined statement of operations of Evolent Health, Inc. and Valence Health, Inc., excluding Cicerone Health Solutions, Inc., for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EVOLENT HEALTH, INC.
By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Dated: March 27, 2017

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Unaudited pro forma condensed combined statement of operations of Evolent Health, Inc. and Valence Health, Inc., excluding Cicerone Health Solutions, Inc., for the year ended December 31, 2016